UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2018

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OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On November 19, 2018, Oasis Petroleum Inc. (the “Company”) consummated the transactions contemplated by the Contribution Agreement (the “Contribution Agreement”), dated as of November 7, 2018, with Oasis Midstream Partners LP, a Delaware limited partnership (“OMP”), OMS Holdings LLC, a Delaware limited liability company (“OMS Holdings”), Oasis Midstream Services LLC, a Delaware limited liability company (“OMS”), OMP GP LLC, a Delaware limited liability company and the general partner of OMP (the “General Partner”), OMP Operating LLC, a Delaware limited liability company (“OMP Operating”), and for certain limited purposes set forth therein, the Company. Pursuant to the Contribution Agreement, the Company caused OMS to contribute to OMP Operating, as OMP’s designee, (a) an additional 15% limited liability company interest in Bobcat DevCo LLC, a Delaware limited liability company (“Bobcat DevCo”), and (b) an additional 30% limited liability company interest in Beartooth DevCo LLC, a Delaware limited liability company (“Beartooth DevCo”), in exchange for consideration of $250 million, consisting of (i) 3,950,000 common units representing limited partner interests in OMP (the “Common Units”) and (ii) $171 million in cash (collectively, the “Sale Transaction”). As a result of the Sale Transaction, the Company now owns 75% of the limited liability company interests of Bobcat DevCo and 30% of the limited liability company interests of Beartooth DevCo.
OMS Holdings is a wholly owned, indirect subsidiary of the Company and the General Partner is an indirect subsidiary of the Company. As a result, certain individuals, including officers and directors of the Company, OMS Holdings and the General Partner, serve as officers and/or directors of more than one of such other entities. The Company owns, through OMS Holdings, 13,750,000 subordinated units representing limited partnership interests of OMP and 9,075,000 Common Units, which includes the 3,950,000 Common Units issued in connection with the Sale Transaction. In addition, the General Partner owns a non-economic general partner interest in OMP and all of its incentive distribution rights.
The foregoing description of the Contribution Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Contribution Agreement, a copy of which was attached as Exhibit 2.1 to this Current Report on Form 8-K of the Company filed on November 8, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)

Date: November 20, 2018	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary